Exhibit 10.1

FIRST AMENDMENT TO LEASE AGREEMENT

THIS FIRST AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is made and entered into as of the ___ day of September, 2020 by and between PW ME CanRe SD LLC, a Maine limited liability company (“Landlord”), and NorthEast Kind Assets, LLC, a Maine limited liability company (“Tenant”).

RECITALS:

A. Landlord and Tenant are parties to the Lease Agreement dated May 15, 2020 (the “Original Lease”), pursuant to which Tenant leases from Landlord the land and all improvements thereon located at 495 Harold L Dow Hwy., Eliot , Maine as more particularly described in the Original Lease (the “Premises”).

B. Landlord and Tenant desire to amend the Lease to add an additional parcel located at 505 Harold L Dow Hwy., Eliot , Maine (the “Additional Parcel”) to the Property and the Premises and to make corresponding changes to the Lease. The Additional Parcel is described on Exhibit 1- First Amendment, attached hereto.

AGREEMENT:

THEREFORE, in consideration of the mutual covenants set forth herein, the Lease is hereby amended on the terms and conditions hereinafter set forth.

1. Initially capitalized terms not otherwise defined herein will have the meanings given to such terms in the Original Lease.

2. Effective as of the date of this Amendment, the Property and Premises shall be expanded to include the Additional Parcel together with all rights appurtenant thereto and with all improvements located or to be constructed thereon in accordance with the terms of the Original Lease as amended hereby. The expanded Premises are deemed to consist of approximately 3.58 +/- acres.

3. The definition of “Base Rent” in the Lease is amended to include the column entitled “Monthly Rent” on the Rent Schedule attached as Exhibit 3 – First Amendment, which will be in addition to the Monthly Rent on the Rent Schedule attached to the Original Lease as Exhibit 3. In the event of the federal legalization of the recreations use of cannabis in the United State, the Base Rent attributable to the Additional Parcel will be the amount listed in the column entitled “Rent if Reset’ in the Rent Scheduled attached as Exhibit 3 – First Amendment.

4. Tenant is obligated to construct an approximately 9,900 square foot building on the Additional Parcel, and make certain related improvements to the Additional Parcel (the “Additional Parcel Construction”) on or before July 31, 2021. The “Manufacturing Building Scope and space planning requirements” attached as Exhibit 2 – First Amendment represent the initial specifictions for the Additional Parcel Construction, but such plans are subject to further revision and adjustment by Tenant from time to time. Landlord will fund the cost of the Additional Parcel Construction up to the amount of the Construction Budget made part of Exhibit 2 – First Amendment. Tenant shall be responsible for all costs beyond the Construction Budget. Tenant shall be required to obtain all permits and approvals for the Additional Parcel Construction. Landlord funding with respect to the Additional Parcel Construction shall be made in accordance with the process set forth in Section 4.3 of the Original Lease. All contractors must submit insurance certificates acceptable to Landlord and naming Landlord prior to commencement of work.

1

5. Effective as of the date of this Amendment, Section 11.1 of the Original Lease is amended to require that the Security Deposit shall be $422,000 and Tenant shall deposit and additional $122,000 to fund the increased Security Deposit.

6. This Amendment sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof.

7. Except as specifically amended, modified or supplemented herein, the Original Lease, as amended hereby, is hereby confirmed and ratified in all respects and will remain in full force and effect according to its terms. In the event of any conflict or inconsistency between the provisions of the Original Lease and this Amendment, the provisions of this Amendment will control in all instances.

8. This Amendment may be executed in several counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument. Executed copies hereof may be delivered by telecopy or electronic delivery, and upon receipt, will be deemed originals and binding upon the parties hereto.

9. Each party represents and warrants that, as of the date of this Amendment it has the unconditional and unrestricted right, power and authority to enter into this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

[SIGNATURE PAGE TO FOLLOW]

2

TENANT:

NorthEast Kind Assets, LLC,
a Maine limited liability company

By:
Name:
Title:

LANDLORD:

PW ME CanRe SD LLC,
a Maine limited liability company

By:
Name:	David H. Lesser
Title:	Authorized Signatory

3

JOINDER OF GUARANTORS

The Guarantors of the Original Lease join herein for the purposes of evidencing their consent to this Amendment, and agreement to be bound all obligations of the Tenant Parties under the Original Lease as amended by this Amendment. The obligations of the Tenant Parties herein shall be joint and several.

NORTHEAST KIND HOLDINGS LLC, a Maine limited liability company

By:
Name:
Title:

SWEET DIRT LLC, a Maine limited liability company

By:
Name:
Title:

JUDLEY, LLC, a Maine limited liability company

By:
Name:
Title:

SAGEMED, LLC, a Maine limited liability company

By:
Name:
Title:

SD3, LLC, a Maine limited liability company

By:
Name:
Title:

Hughes Pope

Kristin Pope

4

Exhibit 1 – First Amendment

A certain lot or parcel of land, together with the buildings thereon, situated in said Eliot, bounded and described as follows:

Beginning at the northern corner of land now or formerly of Nathaniel Hanscom;

Thence running North sixty-eight and three quarters (68 ¾) degrees East, sixty-two (62) rods and then ten (10) links, more or less, to land of the Boston and Maine Railroad upon which runs the railroad track;

Thence turning and running in a Southerly direction by said land of the Boston and Maine fifteen (15) rods and ten (10) links, more or less, to land of John Rogers;

Thence turning and running in a Southwesterly direction by land of John Rogers, aforesaid, to land now or formerly of Nathaniel Hanscom;

Thence turning and running North thirty-three (33) degrees West, fourteen (14) rods and five (5) links by said land of Nathaniel Hanscom to the point of beginning.

5

Exhibit 2 – First Amendment

Power REIT Funded Construction Costs:
Partial Demo Existing Building and rehab of remainder	$30,000.00
Sitework (clearing, stumping, material import, grading, etc.)	$125,000.00
10,000SF metal building	$360,000.00
(incl. foundation, slab, shell, roof, insulation)
Interior framing/drywal	$92,500.00
Interior doors, frames, hardware	$40,425.00
Painting	$37,200.00
ACT ceilings	$38,750.00
VCT flooring, vinyl base	$48,500.00
Millwork allowance	$23,000.00
Toilet partitions & accessories	$17,300.00
Plumbing underground and fixture install	$92,300.00
Electrical power, site and exterior lighting, fire & life safety	$155,000.00
HVAC	$105,000.00
Hydronic Heating	$115,000.00
Security/Access Controls/Cameras	$40,000.00
Design Fees	$62,500.00
Septic System	$40,000.00

Contingency/Development Fee	$142,247.50

Total Power REIT Funded Construction Costs:	$1,564,722.50

6

7

Exhibit 3 – First Amendment

Month	Date	Monthly Rent	Monthly Rent if Reset
1	1-Oct-20	-	NA
2	1-Nov-20	-	NA
3	1-Dec-20	-	NA
4	1-Jan-21	-	NA
5	1-Feb-21	-	NA
6	1-Mar-21	-	NA
7	1-Apr-21	-	NA
8	1-May-21	-	NA
9	1-Jun-21	-	NA
10	1-Jul-21	27,982.26	NA
11	1-Aug-21	27,982.26	NA
12	1-Sep-21	27,982.26	NA
13	1-Oct-21	27,982.26	NA
14	1-Nov-21	27,982.26	NA
15	1-Dec-21	27,982.26	NA
16	1-Jan-22	55,964.51	NA
17	1-Feb-22	55,964.51	NA
18	1-Mar-22	55,964.51	NA
19	1-Apr-22	55,964.51	NA
20	1-May-22	55,964.51	NA
21	1-Jun-22	55,964.51	NA

8

22	1-Jul-22	55,964.51	NA
23	1-Aug-22	55,964.51	NA
24	1-Sep-22	55,964.51	NA
25	1-Oct-22	55,964.51	NA
26	1-Nov-22	55,964.51	NA
27	1-Dec-22	55,964.51	NA
28	1-Jan-23	55,964.51	NA
29	1-Feb-23	55,964.51	NA
30	1-Mar-23	55,964.51	NA
31	1-Apr-23	55,964.51	NA
32	1-May-23	55,964.51	NA
33	1-Jun-23	55,964.51	NA
34	1-Jul-23	55,964.51	NA
35	1-Aug-23	55,964.51	NA
36	1-Sep-23	55,964.51	NA
37	1-Oct-23	55,964.51	NA
38	1-Nov-23	55,964.51	NA
39	1-Dec-23	55,964.51	NA
40	1-Jan-24	83,946.77	NA
41	1-Feb-24	83,946.77	NA
42	1-Mar-24	83,946.77	NA
43	1-Apr-24	83,946.77	NA
44	1-May-24	83,946.77	NA

9

45	1-Jun-24	83,946.77	NA
46	1-Jul-24	22,145.16	NA
47	1-Aug-24	22,145.16	NA
48	1-Sep-24	22,145.16	NA
49	1-Oct-24	22,145.16	NA
50	1-Nov-24	22,145.16	NA
51	1-Dec-24	22,145.16	NA
52	1-Jan-25	22,145.16	NA
53	1-Feb-25	22,145.16	NA
54	1-Mar-25	22,145.16	NA
55	1-Apr-25	22,145.16	NA
56	1-May-25	22,145.16	NA
57	1-Jun-25	22,145.16	NA
58	1-Jul-25	22,809.51	NA
59	1-Aug-25	22,809.51	NA
60	1-Sep-25	22,809.51	NA
61	1-Oct-25	22,809.51	NA
62	1-Nov-25	22,809.51	NA
63	1-Dec-25	22,809.51	NA
64	1-Jan-26	22,809.51	NA
65	1-Feb-26	22,809.51	NA
66	1-Mar-26	22,809.51	NA
67	1-Apr-26	22,809.51	NA

10

68	1-May-26	22,809.51	NA
69	1-Jun-26	22,809.51	NA
70	1-Jul-26	23,493.80	15,110.42
71	1-Aug-26	23,493.80	15,110.42
72	1-Sep-26	23,493.80	15,110.42
73	1-Oct-26	23,493.80	15,110.42
74	1-Nov-26	23,493.80	15,110.42
75	1-Dec-26	23,493.80	15,110.42
76	1-Jan-27	23,493.80	15,110.42
77	1-Feb-27	23,493.80	15,110.42
78	1-Mar-27	23,493.80	15,110.42
79	1-Apr-27	23,493.80	15,110.42
80	1-May-27	23,493.80	15,110.42
81	1-Jun-27	23,493.80	15,110.42
82	1-Jul-27	24,198.61	15,563.73
83	1-Aug-27	24,198.61	15,563.73
84	1-Sep-27	24,198.61	15,563.73
85	1-Oct-27	24,198.61	15,563.73
86	1-Nov-27	24,198.61	15,563.73
87	1-Dec-27	24,198.61	15,563.73
88	1-Jan-28	24,198.61	15,563.73
89	1-Feb-28	24,198.61	15,563.73
90	1-Mar-28	24,198.61	15,563.73

11

91	1-Apr-28	24,198.61	15,563.73
92	1-May-28	24,198.61	15,563.73
93	1-Jun-28	24,198.61	15,563.73
94	1-Jul-28	24,924.57	16,030.64
95	1-Aug-28	24,924.57	16,030.64
96	1-Sep-28	24,924.57	16,030.64
97	1-Oct-28	24,924.57	16,030.64
98	1-Nov-28	24,924.57	16,030.64
99	1-Dec-28	24,924.57	16,030.64
100	1-Jan-29	24,924.57	16,030.64
101	1-Feb-29	24,924.57	16,030.64
102	1-Mar-29	24,924.57	16,030.64
103	1-Apr-29	24,924.57	16,030.64
104	1-May-29	24,924.57	16,030.64
105	1-Jun-29	24,924.57	16,030.64
106	1-Jul-29	25,672.31	16,511.56
107	1-Aug-29	25,672.31	16,511.56
108	1-Sep-29	25,672.31	16,511.56
109	1-Oct-29	25,672.31	16,511.56
110	1-Nov-29	25,672.31	16,511.56
111	1-Dec-29	25,672.31	16,511.56
112	1-Jan-30	25,672.31	16,511.56
113	1-Feb-30	25,672.31	16,511.56

12

114	1-Mar-30	25,672.31	16,511.56
115	1-Apr-30	25,672.31	16,511.56
116	1-May-30	25,672.31	16,511.56
117	1-Jun-30	25,672.31	16,511.56
118	1-Jul-30	26,442.48	17,006.91
119	1-Aug-30	26,442.48	17,006.91
120	1-Sep-30	26,442.48	17,006.91
121	1-Oct-30	26,442.48	17,006.91
122	1-Nov-30	26,442.48	17,006.91
123	1-Dec-30	26,442.48	17,006.91
124	1-Jan-31	26,442.48	17,006.91
125	1-Feb-31	26,442.48	17,006.91
126	1-Mar-31	26,442.48	17,006.91
127	1-Apr-31	26,442.48	17,006.91
128	1-May-31	26,442.48	17,006.91
129	1-Jun-31	26,442.48	17,006.91
130	1-Jul-31	27,235.75	17,517.12
131	1-Aug-31	27,235.75	17,517.12
132	1-Sep-31	27,235.75	17,517.12
133	1-Oct-31	27,235.75	17,517.12
134	1-Nov-31	27,235.75	17,517.12
135	1-Dec-31	27,235.75	17,517.12
136	1-Jan-32	27,235.75	17,517.12

13

137	1-Feb-32	27,235.75	17,517.12
138	1-Mar-32	27,235.75	17,517.12
139	1-Apr-32	27,235.75	17,517.12
140	1-May-32	27,235.75	17,517.12
141	1-Jun-32	27,235.75	17,517.12
142	1-Jul-32	28,052.82	18,042.63
143	1-Aug-32	28,052.82	18,042.63
144	1-Sep-32	28,052.82	18,042.63
145	1-Oct-32	28,052.82	18,042.63
146	1-Nov-32	28,052.82	18,042.63
147	1-Dec-32	28,052.82	18,042.63
148	1-Jan-33	28,052.82	18,042.63
149	1-Feb-33	28,052.82	18,042.63
150	1-Mar-33	28,052.82	18,042.63
151	1-Apr-33	28,052.82	18,042.63
152	1-May-33	28,052.82	18,042.63
153	1-Jun-33	28,052.82	18,042.63
154	1-Jul-33	28,894.41	18,583.91
155	1-Aug-33	28,894.41	18,583.91
156	1-Sep-33	28,894.41	18,583.91
157	1-Oct-33	28,894.41	18,583.91
158	1-Nov-33	28,894.41	18,583.91
159	1-Dec-33	28,894.41	18,583.91

14

160	1-Jan-34	28,894.41	18,583.91
161	1-Feb-34	28,894.41	18,583.91
162	1-Mar-34	28,894.41	18,583.91
163	1-Apr-34	28,894.41	18,583.91
164	1-May-34	28,894.41	18,583.91
165	1-Jun-34	28,894.41	18,583.91
166	1-Jul-34	29,761.24	19,141.43
167	1-Aug-34	29,761.24	19,141.43
168	1-Sep-34	29,761.24	19,141.43
169	1-Oct-34	29,761.24	19,141.43
170	1-Nov-34	29,761.24	19,141.43
171	1-Dec-34	29,761.24	19,141.43
172	1-Jan-35	29,761.24	19,141.43
173	1-Feb-35	29,761.24	19,141.43
174	1-Mar-35	29,761.24	19,141.43
175	1-Apr-35	29,761.24	19,141.43
176	1-May-35	29,761.24	19,141.43
177	1-Jun-35	29,761.24	19,141.43
178	1-Jul-35	30,654.08	19,715.67
179	1-Aug-35	30,654.08	19,715.67
180	1-Sep-35	30,654.08	19,715.67
181	1-Oct-35	30,654.08	19,715.67
182	1-Nov-35	30,654.08	19,715.67

15

183	1-Dec-35	30,654.08	19,715.67
184	1-Jan-36	30,654.08	19,715.67
185	1-Feb-36	30,654.08	19,715.67
186	1-Mar-36	30,654.08	19,715.67
187	1-Apr-36	30,654.08	19,715.67
188	1-May-36	30,654.08	19,715.67
189	1-Jun-36	30,654.08	19,715.67
190	1-Jul-36	31,573.70	20,307.14
191	1-Aug-36	31,573.70	20,307.14
192	1-Sep-36	31,573.70	20,307.14
193	1-Oct-36	31,573.70	20,307.14
194	1-Nov-36	31,573.70	20,307.14
195	1-Dec-36	31,573.70	20,307.14
196	1-Jan-37	31,573.70	20,307.14
197	1-Feb-37	31,573.70	20,307.14
198	1-Mar-37	31,573.70	20,307.14
199	1-Apr-37	31,573.70	20,307.14
200	1-May-37	31,573.70	20,307.14
201	1-Jun-37	31,573.70	20,307.14
202	1-Jul-37	32,520.91	20,916.35
203	1-Aug-37	32,520.91	20,916.35
204	1-Sep-37	32,520.91	20,916.35
205	1-Oct-37	32,520.91	20,916.35

16

206	1-Nov-37	32,520.91	20,916.35
207	1-Dec-37	32,520.91	20,916.35
208	1-Jan-38	32,520.91	20,916.35
209	1-Feb-38	32,520.91	20,916.35
210	1-Mar-38	32,520.91	20,916.35
211	1-Apr-38	32,520.91	20,916.35
212	1-May-38	32,520.91	20,916.35
213	1-Jun-38	32,520.91	20,916.35
214	1-Jul-38	33,496.54	21,543.84
215	1-Aug-38	33,496.54	21,543.84
216	1-Sep-38	33,496.54	21,543.84
217	1-Oct-38	33,496.54	21,543.84
218	1-Nov-38	33,496.54	21,543.84
219	1-Dec-38	33,496.54	21,543.84
220	1-Jan-39	33,496.54	21,543.84
221	1-Feb-39	33,496.54	21,543.84
222	1-Mar-39	33,496.54	21,543.84
223	1-Apr-39	33,496.54	21,543.84
224	1-May-39	33,496.54	21,543.84
225	1-Jun-39	33,496.54	21,543.84
226	1-Jul-39	34,501.43	22,190.16
227	1-Aug-39	34,501.43	22,190.16
228	1-Sep-39	34,501.43	22,190.16

17

229	1-Oct-39	34,501.43	22,190.16
230	1-Nov-39	34,501.43	22,190.16
231	1-Dec-39	34,501.43	22,190.16
232	1-Jan-40	34,501.43	22,190.16
233	1-Feb-40	34,501.43	22,190.16
234	1-Mar-40	34,501.43	22,190.16
235	1-Apr-40	34,501.43	22,190.16
236	1-May-40	34,501.43	22,190.16

Option Period 1:

237	1-Jun-40	34,501.43	22,190.16
238	1-Jul-40	35,536.48	22,855.86
239	1-Aug-40	35,536.48	22,855.86
240	1-Sep-40	35,536.48	22,855.86
241	1-Oct-40	35,536.48	22,855.86
242	1-Nov-40	35,536.48	22,855.86
243	1-Dec-40	35,536.48	22,855.86
244	1-Jan-41	35,536.48	22,855.86
245	1-Feb-41	35,536.48	22,855.86
246	1-Mar-41	35,536.48	22,855.86
247	1-Apr-41	35,536.48	22,855.86
248	1-May-41	35,536.48	22,855.86
249	1-Jun-41	35,536.48	22,855.86

18

250	1-Jul-41	36,602.57	23,541.54
251	1-Aug-41	36,602.57	23,541.54
252	1-Sep-41	36,602.57	23,541.54
253	1-Oct-41	36,602.57	23,541.54
254	1-Nov-41	36,602.57	23,541.54
255	1-Dec-41	36,602.57	23,541.54
256	1-Jan-42	36,602.57	23,541.54
257	1-Feb-42	36,602.57	23,541.54
258	1-Mar-42	36,602.57	23,541.54
259	1-Apr-42	36,602.57	23,541.54
260	1-May-42	36,602.57	23,541.54
261	1-Jun-42	36,602.57	23,541.54
262	1-Jul-42	37,700.65	24,247.79
263	1-Aug-42	37,700.65	24,247.79
264	1-Sep-42	37,700.65	24,247.79
265	1-Oct-42	37,700.65	24,247.79
266	1-Nov-42	37,700.65	24,247.79
267	1-Dec-42	37,700.65	24,247.79
268	1-Jan-43	37,700.65	24,247.79
269	1-Feb-43	37,700.65	24,247.79
270	1-Mar-43	37,700.65	24,247.79
271	1-Apr-43	37,700.65	24,247.79
272	1-May-43	37,700.65	24,247.79

19

273	1-Jun-43	37,700.65	24,247.79
274	1-Jul-43	38,831.67	24,975.22
275	1-Aug-43	38,831.67	24,975.22
276	1-Sep-43	38,831.67	24,975.22
277	1-Oct-43	38,831.67	24,975.22
278	1-Nov-43	38,831.67	24,975.22
279	1-Dec-43	38,831.67	24,975.22
280	1-Jan-44	38,831.67	24,975.22
281	1-Feb-44	38,831.67	24,975.22
282	1-Mar-44	38,831.67	24,975.22
283	1-Apr-44	38,831.67	24,975.22
284	1-May-44	38,831.67	24,975.22
285	1-Jun-44	38,831.67	24,975.22
286	1-Jul-44	39,996.62	25,724.48
287	1-Aug-44	39,996.62	25,724.48
288	1-Sep-44	39,996.62	25,724.48
289	1-Oct-44	39,996.62	25,724.48
290	1-Nov-44	39,996.62	25,724.48
291	1-Dec-44	39,996.62	25,724.48
292	1-Jan-45	39,996.62	25,724.48
293	1-Feb-45	39,996.62	25,724.48
294	1-Mar-45	39,996.62	25,724.48
295	1-Apr-45	39,996.62	25,724.48
296	1-May-45	39,996.62	25,724.48

20

Option Period 2:

297	1-Jun-45	39,996.62	25,724.48
298	1-Jul-45	41,196.52	26,496.21
299	1-Aug-45	41,196.52	26,496.21
300	1-Sep-45	41,196.52	26,496.21
301	1-Oct-45	41,196.52	26,496.21
302	1-Nov-45	41,196.52	26,496.21
303	1-Dec-45	41,196.52	26,496.21
304	1-Jan-46	41,196.52	26,496.21
305	1-Feb-46	41,196.52	26,496.21
306	1-Mar-46	41,196.52	26,496.21
307	1-Apr-46	41,196.52	26,496.21
308	1-May-46	41,196.52	26,496.21
309	1-Jun-46	41,196.52	26,496.21
310	1-Jul-46	42,432.41	27,291.10
311	1-Aug-46	42,432.41	27,291.10
312	1-Sep-46	42,432.41	27,291.10
313	1-Oct-46	42,432.41	27,291.10
314	1-Nov-46	42,432.41	27,291.10
315	1-Dec-46	42,432.41	27,291.10
316	1-Jan-47	42,432.41	27,291.10

21

317	1-Feb-47	42,432.41	27,291.10
318	1-Mar-47	42,432.41	27,291.10
319	1-Apr-47	42,432.41	27,291.10
320	1-May-47	42,432.41	27,291.10
321	1-Jun-47	42,432.41	27,291.10
322	1-Jul-47	43,705.39	28,109.83
323	1-Aug-47	43,705.39	28,109.83
324	1-Sep-47	43,705.39	28,109.83
325	1-Oct-47	43,705.39	28,109.83
326	1-Nov-47	43,705.39	28,109.83
327	1-Dec-47	43,705.39	28,109.83
328	1-Jan-48	43,705.39	28,109.83
329	1-Feb-48	43,705.39	28,109.83
330	1-Mar-48	43,705.39	28,109.83
331	1-Apr-48	43,705.39	28,109.83
332	1-May-48	43,705.39	28,109.83
333	1-Jun-48	43,705.39	28,109.83
334	1-Jul-48	45,016.55	28,953.12
335	1-Aug-48	45,016.55	28,953.12
336	1-Sep-48	45,016.55	28,953.12
337	1-Oct-48	45,016.55	28,953.12
338	1-Nov-48	45,016.55	28,953.12
339	1-Dec-48	45,016.55	28,953.12

22

340	1-Jan-49	45,016.55	28,953.12
341	1-Feb-49	45,016.55	28,953.12
342	1-Mar-49	45,016.55	28,953.12
343	1-Apr-49	45,016.55	28,953.12
344	1-May-49	45,016.55	28,953.12
345	1-Jun-49	45,016.55	28,953.12
346	1-Jul-49	46,367.04	29,821.72
347	1-Aug-49	46,367.04	29,821.72
348	1-Sep-49	46,367.04	29,821.72
349	1-Oct-49	46,367.04	29,821.72
350	1-Nov-49	46,367.04	29,821.72
351	1-Dec-49	46,367.04	29,821.72
352	1-Jan-50	46,367.04	29,821.72
353	1-Feb-50	46,367.04	29,821.72
354	1-Mar-50	46,367.04	29,821.72
355	1-Apr-50	46,367.04	29,821.72
356	1-May-50	46,367.04	29,821.72

23